Exhibit 24.1

POWER OF ATTORNEY

ABACUS INNOVATIONS CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Stephen M. Piper, Marian S. Block, and Kerri R. Morey, and each of them, jointly and severally, her lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, including, but not limited to, the capacities listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, a registration statement on Form S-4/S-1 with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form S-4/S-1.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Sondra L. Barbour
Sondra L. Barbour Director, President and Chief Executive Officer (Principal Executive Officer)

April 15, 2016

POWER OF ATTORNEY

ABACUS INNOVATIONS CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Stephen M. Piper, Marian S. Block, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, the capacities listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, a registration statement on Form S-4/S-1 with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form S-4/S-1.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Martin T. Stanislav
Martin T. Stanislav Director, Vice President and Chief Financial Officer (Principal Financial Officer)

April 15, 2016

POWER OF ATTORNEY

ABACUS INNOVATIONS CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Stephen M. Piper, Marian S. Block, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, the capacities listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, a registration statement on Form S-4/S-1 with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form S-4/S-1.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Michael A. Mitrione
Michael Mitrione Vice President and Chief Accounting Officer

April 13, 2016

POWER OF ATTORNEY

ABACUS INNOVATIONS CORPORATION

The undersigned hereby constitutes Maryanne R. Lavan, Stephen M. Piper, Marian S. Block, and Kerri R. Morey, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, the capacities listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, a registration statement on Form S-4/S-1 with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and amendments thereto, with exhibits and other documents in connection therewith, and all matters required by the Commission in connection with such Form S-4/S-1.

Further, the undersigned grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Timothy J. Reardon
Timothy J. Reardon Director

April 15, 2016